UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 12, 2005
                                                         ----------------

                           RenaissanceRe Holdings Ltd.

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             (Exact name of registrant as specified in its charter)

           Bermuda                    34-0-26512                98-014-1974
         ----------                   ----------                -----------
 (State or other jurisdiction      (Commission File            (IRS Employer
     of incorporation)                  Number)             Identification No.)


           Renaissance House
     8-12 East Broadway, Pembroke
                Bermuda                                   HM 19
   -------------------------------         -------------------------------
   (Address of principal executive                     (Zip Code)
               offices


       Registrant's telephone number, including area code: (441) 295-4513
                                                           --------------

                                 Not Applicable


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        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [  ] Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

     [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01. Other Events.

On January 12, 2005, a Notice of Reduction of the L/C Commitments (the "Notice Letter") was sent to Wachovia Bank, National Association, as administrative agent under the First Amended and Restated Reimbursement Agreement (as amended, modified or supplemented from time to time, the "Reimbursement Agreement") by and among Renaissance Reinsurance Ltd., Renaissance Reinsurance of Europe, Glencoe Insurance Ltd. and DaVinci Reinsurance Ltd. (collectively, the "Account Parties"), RenaissanceRe Holdings Ltd. (the "Company"), Wachovia Bank, National Association, as issuing bank, administrative agent, and collateral agent for the lenders, certain co-documentation agents and certain lender parties thereto (collectively, the "Lenders").

The Notice Letter will reduce as of January 18, 2005, the unused portion of the letter of credit commitments by $150,000,000 thereby reducing the total letter of credit commitments of the Lenders under the Reimbursement Agreement to $850,000,000.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       RENAISSANCERE HOLDINGS LTD.

Date: January 14, 2005                 By: /s/ Stephen H. Weinstein
      ----------------                     ---------------------------
                                           Name: Stephen H. Weinstein
                                           Title: Vice President,
                                           General Counsel & Secretary

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